EFFECTIVE AUGUST 23RD, 2004

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                                       -------------------------
                                                       OMB APPROVAL
                                                       -------------------------
                                                       OMB Number: 3235-0060
                                                       Expires: January 31, 2008
                                                       Estimated average burden
                                                       hours per response 38.0
                                                       -------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)   May 12, 2005
                                                --------------------------------

       JF China Region Fund, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

  Maryland                             33-48232
--------------------------------------------------------------------------------
  (State or other jurisdiction         (Commission              (IRS Employer
     of incorporation)                 File Number)          Identification No.)

  301 Bellevue Parkway, Wilmington, DE                                 19809
--------------------------------------------------------------------------------
       (Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code  800-441-9800
                                                  ------------------------------

       Jardine Fleming China Region Fund, Inc.
--------------------------------------------------------------------------------
       (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]  Written  communications pursuant to Rule 425 under the Securities Act (17
       CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the  Exchange  Act  (17
       CFR 240.14a-12)

[   ]  Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under  the
       Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under  the
       Exchange Act (17 CFR 240.13e-4(c))

                              GENERAL INSTRUCTIONS

A.     RULE AS TO USE OF FORM 8-K.
       1. Form 8-K shall be used for current reports under Section 13 or 15(d) of the Securities Exchange Act of 1934, filed pursuant to Rule 13a-11 or Rule 15d-11 and for reports of nonpublic information required to be disclosed by Regulation FD (17 CFR 243.100 and 243.101).

       2. Form 8-K may be used by a registrant to satisfy its filing obligations pursuant to Rule 425 under the Securities Act, regarding written communications related to business combination transactions, or Rules 14a-12 or Rule 14d-2(b) under the Exchange Act, relating to soliciting materials and pre-commencement communications pursuant to tender offers, respectively, provided that the Form 8-K filing satisfies all the substantive requirements of those rules (other than the Rule 425(c) requirement to include certain specified information in any prospectus filed pursuant to such rule). Such filing is also deemed to be filed pursuant to any rule for which the box is checked. A registrant is not required to check the box in connection with Rule 14a-12 or Rule 14d-2(b) if the communication is filed pursuant to Rule 425. Communications filed pursuant to Rule 425 are deemed filed under the other applicable sections. See Note 2 to Rule 425, Rule 14a-12 and Instruction 2 to Rule 14d-2(b)(2).



SEC873(03-05)    POTENTIAL PERSONS WHO ARE TO RESPOND TO THE  COLLECTION OF
                 INFORMATION  1 OF  16  CONTAINED  IN  THIS  FORM  ARE  NOT
                 REQUIRED TO RESPOND  UNLESS THE FORM  DISPLAYS A CURRENTLY
                 VALID OMB CONTROL NUMBER.

Please see attached Press Release for information regarding the JF China Region Fund, Inc.'s announcement of the stockholders' decision to re-elect Julian M.I. Reid as a director of the Fund. Simon J. Crinage and Douglas Eu both resigned as directors of the Fund effective as of the stockholder meeting. Mr. Crinage will continue to serve as President of the Fund and Mr. Eu will continue as Treasurer of the Fund. Hilary Lowe has replaced Philip Jones as Secretary of the Fund effective as of the stockholder meeting.

          JF CHINA REGION FUND ANNOUNCES CHANGES TO BOARD OF DIRECTORS

NEW YORK, May 16, 2005 - Julian M.I. Reid was elected to a new three-year term as a director of the JF China Region Fund, Inc. (the "Fund") at the Annual Meeting of Stockholders (the "Meeting") held in New York on May 12, 2005.

Simon J. Crinage and A. Douglas Eu resigned as directors of the Fund effective as of the Meeting. The resignations are intended to facilitate compliance with regulatory requirements for the proportion of independent directors on the Board of Directors of the Fund (the "Board"). The Board now consists of three directors, none of whom is expected to be an "interested person" of the Fund (as defined in Section 2(a)(19) of the U.S. Investment Company Act of 1940, as amended).

Mr. Crinage will continue to serve as President of the Fund and Mr. Eu will continue as Treasurer of the Fund. Hilary Lowe has replaced Philip Jones as Secretary of the Fund.

JF China Region Fund, Inc. is a closed-end, non-diversified management investment company that invests primarily in equity securities of companies with substantial assets in, or revenues derived from, the People's Republic of China, Hong Kong, Taiwan and Macao.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     JF China Region Fund, Inc.
                                     -------------------------------------------
                                     (Registrant)



Date  May 25, 2005                   /s/ Hilary Lowe
    --------------                   -------------------------------------------
                                     (Signature)*
                                     Hilary Lowe
                                     Secretary

 *Print name and title of the signing officer under his signature.